UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 1, 2010

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On February 1, 2010, the Company determined that it would close its ductile iron pipe manufacturing plant in North Birmingham, Alabama, eliminating approximately 260 positions. The closure is expected to be completed by March 31, 2010. Production from the North Birmingham plant will be managed using existing capacity at U.S. Pipe’s Bessemer, Alabama and Union City, California facilities.

In connection with this action, the Company expects to record a restructuring charge of approximately $15 million, most of which will be taken in the second quarter of fiscal 2010. This charge is comprised of approximately $6 million of asset write-offs and $9 million of cash costs, including severance and other costs associated with the closing. Incremental cash operating expenses associated with the restructuring of approximately $2 million are expected to be incurred primarily during the second half of fiscal 2010. Savings on an annualized basis are projected to be in the range of $20 million to $25 million, with net savings of approximately $6 million to $8 million expected to be realized in fiscal 2010, including the estimated $2 million incremental cash operating expenses.

A copy of the press release announcing the closure is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

On February 3, 2010, Mueller Water Products, Inc. held an investor conference call regarding its first quarter fiscal 2010 financial results. A copy of management’s prepared remarks is attached and furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 3, 2010 – Mueller Water Products to Close U.S. Pipe Manufacturing Facility in North Birmingham

99.2	Management Presentation, Conference Call Remarks – 1st Quarter Fiscal 2010 (February 3, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2010	MUELLER WATER PRODUCTS, INC.

/S/ EVAN L. HART
Evan L. Hart
Senior Vice President and Chief Financial Officer

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